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                                                               Exhibit 99.(h)(3)

                      TRANSFER AGENCY AND SERVICE AGREEMENT

                                   SCHEDULE A

                       LIST OF WELLS FARGO ADVANTAGE FUNDS
                             WELLS FARGO FUNDS TRUST

                         100% Treasury Money Market Fund
                        Adjustable Rate Government Fund*
                         Aggressive Allocation Fund/1/
                                Asia Pacific Fund
                             Asset Allocation Fund*
                            C&B Large Cap Value Fund
                             C&B Mid Cap Value Fund
                      California Limited-Term Tax-Free Fund
                            California Tax-Free Fund
                     California Municipal Money Market Fund
                     California Municipal Money Market Trust
                               Capital Growth Fund
                        Cash Investment Money Market Fund
                               Classic Value Fund*
                             Colorado Tax-Free Fund
                                Common Stock Fund
                          Conservative Allocation Fund
                                Core Equity Fund*
                         Disciplined Global Equity Fund*
                           Disciplined U.S. Core Fund*
                             Disciplined Value Fund*
                                 Discovery Fund
                            Diversified Bond Fund/2/
                        Diversified Capital Builder Fund*
                             Diversified Equity Fund
                        Diversified Income Builder Fund*
                         Diversified International Fund
                           Diversified Small Cap Fund
                           Dow Jones Target 2010 Fund
                           Dow Jones Target 2015 Fund
                           Dow Jones Target 2020 Fund
                           Dow Jones Target 2025 Fund
                           Dow Jones Target 2030 Fund

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*    In connection with the reorganization with the Evergreen family of funds, on December 18, 2009 and January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust and Variable Trust approved the establishment of new Wells Fargo Advantage shell funds to become effective on July 16, 2010 (equity, international and variable funds).

/1/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Aggressive Allocation Fund into the Growth Balanced Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/2/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Diversified Bond Fund into the Total Return Bond Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

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                           Dow Jones Target 2035 Fund
                           Dow Jones Target 2040 Fund
                           Dow Jones Target 2045 Fund
                           Dow Jones Target 2050 Fund
                           Dow Jones Target Today Fund
                              Emerging Growth Fund
                        Emerging Markets Equity Fund/3/
                       Emerging Markets Equity Fund II/4/
                              Endeavor Select Fund
                                 Enterprise Fund
                             Equity Income Fund/5/
                                Equity Value Fund
                           Global Opportunities Fund*
                          Government Money Market Fund
                           Government Securities Fund
                                   Growth Fund
                              Growth Balanced Fund
                             Growth Equity Fund/6/
                           Growth Opportunities Fund*
                                Health Care Fund*
                           Heritage Money Market Fund
                                High Income Fund
                              High Yield Bond Fund*
                                Income Plus Fund
                           Index Asset Allocation Fund
                                   Index Fund
                          Inflation-Protected Bond Fund
                         Intermediate Tax/AMT-Free Fund
                            International Bond Fund*
                           International Core Fund/7/
                            International Value Fund
                              Intrinsic Value Fund*
                          Intrinsic World Equity Fund*
                         Large Cap Appreciation Fund/8/

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/3/  On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved the merger of the Emerging Markets Equity Fund to the Emerging Markets Equity Fund II. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/4/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the establishment of the Emerging Markets Equity Fund II (shell fund) and the merger of the Emerging Markets Equity Fund into the shell fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010. At that time, the shell fund will change its name to the Emerging Markets Equity Fund.

/5/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Equity Income Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/6/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Growth Equity Fund into the Diversified Equity Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/7/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the International Core Fund to the International Equity Fund effective July 16, 2010.

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                              Large Cap Core Fund*
                              Large Cap Growth Fund
                           Large Company Core Fund/9/
                         Large Company Growth Fund/10/
                            Large Company Value Fund
                   Managed Account CoreBuilder Shares Series G
                   Managed Account CoreBuilder Shares Series M
                          Mid Cap Disciplined Fund/11/
                               Mid Cap Growth Fund
                           Minnesota Money Market Fund
                             Minnesota Tax-Free Fund
                             Moderate Balanced Fund
                                Money Market Fund
                               Money Market Trust
                               Municipal Bond Fund
                  Municipal Cash Management Money Market Fund*
                           Municipal Money Market Fund
                       National Tax-Free Money Market Fund
                      National Tax-Free Money Market Trust
                     New Jersey Municipal Money Market Fund*
                      New York Municipal Money Market Fund*
                          North Carolina Tax-Free Fund*
                               Omega Growth Fund*
                                Opportunity Fund
                        Overland Express Sweep Fund/12/
                    Pennsylvania Municipal Money Market Fund*
                           Pennsylvania Tax-Free Fund*
                              Precious Metals Fund*
                       Premier Large Company Growth Fund*
                       Prime Investment Money Market Fund
                       Short Duration Government Bond Fund
                              Short-Term Bond Fund
                         Short-Term High Yield Bond Fund
                         Short-Term Municipal Bond Fund
                         Small Cap Disciplined Fund/13/

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/8/  On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved the merger of the Large Cap Appreciation Fund into the Capital Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/9/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Core Fund into the Large Cap Core Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/10/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Large Company Growth Fund into the Premier Large Company Growth Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/11/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the name change of the Mid Cap Disciplined Fund to the Special Mid Cap Value Fund effective July 16, 2010.

/12/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Overland Express Sweep Fund into the Money Market Fund effective July 9, 2010.

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                              Small Cap Growth Fund
                          Small Cap Opportunities Fund
                              Small Cap Value Fund
                            Small Company Growth Fund
                            Small Company Value Fund
                            Small/Mid Cap Core Fund*
                            Small/Mid Cap Value Fund
                           Social Sustainability Fund
                          Special Small Cap Value Fund*
                    Specialized Financial Services Fund/14/
                           Specialized Technology Fund
                             Stable Income Fund/15/
                           Strategic Income Fund/16/
                        Strategic Large Cap Growth Fund*
                         Strategic Municipal Bond Fund*
                             Total Return Bond Fund
                       Traditional Small Cap Growth Fund*
                         Treasury Plus Money Market Fund
                              U.S. Value Fund/17/
                          Ultra Short-Term Income Fund
                     Ultra Short-Term Municipal Income Fund
                       Utility & Telecommunications Fund*
                 WealthBuilder Conservative Allocation Portfolio
                         WealthBuilder Equity Portfolio
                    WealthBuilder Growth Allocation Portfolio
                     WealthBuilder Growth Balanced Portfolio
                    WealthBuilder Moderate Balanced Portfolio
                     WealthBuilder Tactical Equity Portfolio
                             Wisconsin Tax-Free Fund

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/13/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust
     approved a sub-adviser change and name change to the Small Cap Disciplined Fund. Subject to receipt of shareholder approval of the new sub-adviser, the fund name will change to the Intrinsic Small Cap Value Fund, effective June 1, 2010.

/14/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Specialized Financial Services Fund into the Classic Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

/15/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Stable Income Fund into the Ultra Short-Term Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/16/ On January 11, 2010, the Board of Trustees of Wells Fargo Funds Trust approved the merger of the Strategic Income Fund into the High Income Fund. Subject to receipt of shareholder approval, the merger will become effective on July 9, 2010.

/17/ On January 11, 2010 the Board of Trustees of Wells Fargo Funds Trust approved the merger of the U.S. Value Fund into the Disciplined Value Fund. Subject to receipt of shareholder approval, the merger will become effective on July 16, 2010.

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                           WELLS FARGO VARIABLE TRUST

                          VT Asset Allocation Fund/18/
                        VT C&B Large Cap Value Fund/19/
                              VT Core Equity Fund*
                                VT Discovery Fund
                           VT Equity Income Fund/20/
                         VT International Core Fund/21/
                            VT Intrinsic Value Fund*
                         VT Large Company Core Fund/22/
                        VT Large Company Growth Fund/23/
                            VT Money Market Fund/24/
                              VT Omega Growth Fund*
                               VT Opportunity Fund
                            VT Small Cap Growth Fund
                        VT Small/Mid Cap Value Fund/25/
                            VT Total Return Bond Fund

Schedule A amended: March 1, 2010

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/18/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust
     approved the name change of the VT Asset Allocation Fund to the VT Index Asset Allocation Fund effective May 1, 2010.

/19/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT C&B Large Cap Value Fund into the VT Intrinsic Value Fund. Subject to shareholder approval, the merger will become effective on July 16, 2010.

/20/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Equity Income Fund into the VT Intrinsic Value Fund. Subject to shareholder approval, the merger will become effective on July 16, 2010.

/21/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the name change of the VT International Core Fund to the VT International Equity Fund effective July 16, 2010.

/22/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Core Fund to the VT Core Equity Fund. Subject to shareholder approval, the merger will become effective on July 16, 2010.

/23/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the merger of the VT Large Company Growth Fund to the VT Omega Growth Fund. Subject to shareholder approval, the merger will become effective on July 16, 2010.

/24/ On December 18, 2009 the Board of Trustees of Wells Fargo Variable Trust approved the liquidation of the VT Money Market Fund effective April 30, 2010.

/25/ On January 11, 2010 the Board of Trustees of Wells Fargo Variable Trust approved the name change of the VT Small/Mid Cap Value Fund to the VT Small Cap Value Fund effective May 1, 2010.

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     The foregoing schedule is agreed to as of March 1, 2010 and shall remain in effect until changed in writing by the parties.

                                           Each of the Trusts on Schedule A


                                           BY:
                                               ---------------------------------
                                               Kasey Phillips
                                               Treasurer

ATTEST:


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                                            BOSTON FINANCIAL DATA SERVICES, INC.


                                            BY:
                                                --------------------------------

ATTEST:


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